jchristian@christianattarlaw.com

This presentation includes forward-looking information or statements within the meaning of Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, regarding the Company, which may include, but are not limited to, statements with respect to the ability of the Company to continue to meet the Nasdaq requirements to maintain a Nasdaq listing, the business strategies, product development, expansion plans and operational activities of the Company. Often but not always, forward-looking information can be identified by the use of words such as “pursuing”, “potential”, “predicts”, “projects”, “seeks”, “plans”, “expect”, “intends”, “anticipated”, “believes” or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, “should”, “would” or “will” be taken, occur or be achieved. Such statements are based on the current expectations and views of future events of the management of the Company and are based on assumptions and subject to risks and uncertainties. Although the management of the Company believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company, the capabilities of our facilities and the expansion thereof, research and development projects of the Company, the total available market and market potential of the products of the Company, the market position of the Company, the need to raise more capital and the ability to do so, the scalability of the Company’s production ability, capacity for new customer engagements, material selection programs timeframes, the ability to reduce production costs, enhance metamaterials manufacturing capabilities and extend market reach into new applications and industries, the ability to accelerate commercialization plans, the possibility of new customer contracts, the continued engagement of our employees, the technology industry, market strategic and operational activities, and management’s ability to manage and to operate the business. More details about these and other risks that may impact the Company’s businesses are described under the heading “Forward-Looking Information” and under the heading “Risk Factors” in the Company’s Form 10-K filed with the SEC on March 23, 2023, in the Company’s Form 10-K/A filed with the SEC on March 24, 2023, in the Company’s Form 10-Q filed with the SEC on May 12, 2023, and in subsequent filings made by Meta Materials with the SEC, which are available on SEC’s website at www.sec.gov. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on any forward-looking statements or information. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by law. FORWARD LOOKING STATEMENTS © 2023 Meta Materials Inc. All rights reserved

01 02 03 agenda Who is META? What are metamaterials? Strategic Focus Areas Technology Platforms Update 04 05 Key Takeaways Q&A with Analysts © 2023 Meta Materials Inc. All rights reserved

META® Go Beyond.

ADVANCED MATERIALS AND NANOTECHNOLOGY COMPANY

FOUNDED: 2011
PATENTS: 500+
NASDAQ LISTED: 2021
(FIRST METAMATERIAL COMPANY)



1

100 + YEARS COLLECTIVE METAMATERIAL EMPLOYEE EXPERIENCE

Metamaterials offer multiple-functions with fully tailored properties in sensing, transmission, control of light, sound, energy, heat, as well as friction, strength, and electric energy compared to traditional materials and coatings



2

CLEANROOMS AND PRODUCTION FACILITY

200,000 + Sq. ft. Global Facilities,
High-Security, Cleanroom and Production



3

ROLL-TO-ROLL PRODUCTION

7.5+ Million m^2 Roll-to-Roll Production Capability

© 2023 Meta Materials Inc. All rights reserved

BROAD TECHNOLOGY PLATFORM CAPABILITES AND END MARKETS 512 Active Patent Documents 322 Issued Patents © 2023 Meta Materials Inc. All rights reserved ADDRESSABLE MARKETS: Aerospace & Defense, Augmented Reality. Automotive, Banknotes and Brand Protection, Batteries, Clean Energy, Communications, Consumer Electronics, Health & Wellness 127 Patent Families, of which 69 Patent Families with at least one issued patent Electro-Optics  Smart Eyewear / ARfusion® Advanced Coating Transparent Conductive Materials Battery Materials Holography Banknote Security Authentication Medical Devices

Competitive advantage speed META uses in-house software-driven designs and a library of patterns for different applications, which beneficially delivers new custom solutions within hours vs months. META uses software driven simulation tools and a proprietary design platform Scale and sustainability META is one of the first companies to develop proprietary roll-to-roll production equipment to produce large area, high volume nanomaterials, without the use of scarce or rare-earth metals cost Increasing the roll-to-roll web width and line speed should drive costs down. Our nanomaterials are thinner and use less raw material than traditional alternatives + © 2023 Meta Materials Inc. All rights reserved sustainability is in our DNA Metamaterials do more with less Lux Research 2021 Innovator of the Year Passive 5G Reflector Uses No Power 60x more efficient than ALD 8x more efficient than Magnetron Sputtering Production Facility in Thurso, QC 99% Clean Renewable Hydroelectric Power Safer and more efficient Electric Vehicles Less energy (10 sec vs 50 hours curing time) and less material usage © 2023 Meta Materials Inc. All rights reserved

PEIMAN HOSSEINI, PHD, STEVEN CARLSON, PHD, DMITRY YARMOLICH, PHD, AND BEN SLOAN Vision To make advanced materials and nanotechnology available to everyone mission To deliver breakthrough products using sustainable science © 2023 Meta Materials Inc. All rights reserved

What are metamaterials? © 2023 Meta Materials Inc. All rights reserved VLEPSIS© Transparent Conductive Materials Holography Authentication

LARGE GROWING ADDRESSABLE TARGET MARKETS  2022-2026 Sources: Based on META's internal estimates using third-party sources and information such as IDTechEx, Statista, Verified Market Research, Yano Market Research, Lux Research. © 2023 Meta Materials Inc. All rights reserved

Demonstrate VLEPSIS® 2023 Strategic AREAS OF FOCUS Launch KolourOptik® Technology Broaden Battery Materials Relationships Manufacturing Partner for NANOWEB® Partner/Divest glucoWISE® and ARfusion® © 2023 Meta Materials Inc. All rights reserved 1 2 3 4 5

Roll to Roll Nanoimprint Lithography Casting Line COMMERCIALIZING TRANSPARENT CONDUCTIVE MATERIALS: NANOWEB Applications: EMI Shielding for microwave ovens Transparent Heaters for ADAS sensors 5G Reflectors for network signal propagation Production Status: Microwave: delivering test samples for full-size rectangular windows Transparent Heaters: sampling OEMs for camera/lidar and radar versions 5G Reflectors: samples meet/exceed specs, 60cm web-width needed for roll-out Capacity Expansion: Outsourcing relationship for 60cm capacity PLASMAfusion® to improve line speed Transparent Heaters for ADAS Sensors Non-diffractive pattern for cameras/lidars Polarized pattern for radars R2R Production in Pleasanton, CA © 2023 Meta Materials Inc. All rights reserved

Roll to Roll Nanoimprint Lithography Casting Line TRANSPARENT CONDUCTIVE MATERIALS: NANOWEB® - PARTNER Capacity Expansion: Outsourcing relationship for 60cm capacity PLASMAfusion® to improve line speed Qualifying a potential outsourcing partner in Asia © 2023 Meta Materials Inc. All rights reserved

Roll to Roll Nanoimprint Lithography Casting Line BATTERY MATERIALS: NCORE™ NCORE™ : Replaces traditional metallic foil current collectors with a metal-polymer composite (Cu and Al), offering the world’s 1st through-plastic-core conductivity. ULTRA-Lightweight and Thin Reduced weight (-85% for current collector, -5% at cell level) Increased energy and power densities Added Safety Fuse-like protection from thermal runaway Chemistry agnostic Scalable Manufacturing Roll-to-roll manufacturing using proprietary PLASMAfusion® Cost comparable to metallic foil METAL-POLYMER COMPOSITE CURRENT COLLECTOR Under development and in collaboration with: © 2023 Meta Materials Inc. All rights reserved

Roll to Roll Nanoimprint Lithography Casting Line BATTERY MATERIALS: NPORE® NPORE®: the world’s 1st flexible, free-standing ceramic nanoporous membrane separator for LIBs. Ultra Thermal Stability <1% heat shrinkage for increased battery safety 5x higher thermal conductivity compared to plastic separators Flame resistance Excellent Electrochemical Performance Superior abuse resistance Rapid wet out with battery electrolytes 3x greater compression resistance compared to plastic separators Excellent electrolyte conductivity ALL-CERAMIC BATTERY SEPARATORS NPORE® separator prevents thermal runaway in a nail penetration test Demonstrated production scale at a high speed on a 1.5 m-wide line © 2023 Meta Materials Inc. All rights reserved Freestanding, ceramic, nanoporous separator eliminates the plastic layer

NPORE® SAFETY TEST VIDEO ORE® Safety Testing Demonstrate VLEPSIS® © 2023 Meta Materials Inc. All rights reserved

Roll to Roll Nanoimprint Lithography Casting Line BATTERY MATERIALS: NPORE® + NCORE™ NCORE™: 10cm x 20meter-sample rolls on 6 µm PEN Optimizing/characterizing material properties Spot welding PoC with standard nickel strip Designing/sourcing pilot-scale R2R system Strong OEM interest, including more PLASMAfusion® deposition applications NPORE®: JDA with global battery OEM; sampling many others Continuing Phase II SBIR project Testing with Coulometrics and iElectrolyte Outsourced pilot-scale production and prepping for volume with partner New lab in Billerica, MA SAFER, LIGHTER, MORE SUSTAINABLE BATTERIES NCORE™ Characterization NPORE® Safety Testing © 2023 Meta Materials Inc. All rights reserved

Roll to Roll Nanoimprint Lithography Casting Line PHOTONIC MATERIALS: KOLOUROPTIK® AND LUMACHROME™ ANTI-COUNTERFEIT SECURITY FOILS G10 Frame Agreement: Developing a unique security feature for a confidential G10 central bank, up to $41.5MM (5-yrs). New Purchase Orders: $5.2MM new orders in Sep 22/Feb 23. Orders under frame agreement currently total $14.4MM LumaChrome™: used as security feature on 7B+ banknotes, across 30+ denominations in the last 20+ years KolourOptik® Stripe technology: testing and optimization in preparation for commercial launch. Pilot-line runs of 10,000 meters delivered (100,000 linear meters of Stripe) Customer trials underway, launch/commercial availability in 2023 Successful industrial application on banknote paper Meets all industry durability and anti-harvesting requirements Highly Successful Mexico Currency Conference: Design meetings with multiple potential central bank customers Examples of Brand and Currency Security Features and Produced Roll Samples Roll-to-Roll Nanoimprint Lithography Casting Line © 2023 Meta Materials Inc. All rights reserved

Roll to Roll Nanoimprint Lithography Casting Line ELECTRO-OPTIC DEVICES: VLEPSIS® Ground-breaking, multiple-gigapixel, turnkey wide area motion imagery system. Capabilities: Covers up to 50 km2 from a 5 km altitude >100 km2 from a 7 km altitude Track and monitor hundreds of objects/locations simultaneously, in stunning detail and resolution Proprietary hardware and AI software enable analytical insights across a wide range of missions Revolutionary optical and processing design dramatically reduces size, weight, power and cost Live on-board video streaming and archival, rapid access by multiple ground station users WIDE AREA MOTION IMAGERY PLATFORM Public Safety, Disaster Recovery, Natural Resources, Smart Cities © 2023 Meta Materials Inc. All rights reserved

Demonstrate VLEPSIS® 2023 Strategic AREAS OF FOCUS Launch KolourOptik® Technology Broaden Battery Materials Relationships Manufacturing Partner for NANOWEB® Partner/Divest glucoWISE® and ARfusion® © 2023 Meta Materials Inc. All rights reserved 1 2 3 4 5

1. META’s IP portfolio is among the best in our industry   Much of the research and development is behind us yielding quality prototypes in most segments Full scale production for revenue is our focus internally and with partners  4. We are re-organizing and focusing to reach our goals   5. We sincerely appreciate your support  Key takeaways

The First Metamaterials Company on NASDAQ Access to Non-dilutive Government Funding Global Partnerships with OEM & Fortune 500 Companies Software Driven Simulation Tools Scalable & Sustainable Products Proprietary Production & Design Platform  Multinational Subject Matter Experts Broad & Growing IP Estate © 2023 Meta Materials Inc. All rights reserved

Thank you Media Inquiries: Rob Stone VP, Corporate Development and Communications Meta Materials Inc. E: media@metamaterial.com   Investor Contact: Mark Komonoski Senior Vice President Integrous Communications T: 877-255-8483 E: ir@metamaterial.com   © 2023 Meta Materials Inc. All rights reserved